Filed pursuant to Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Boston Common Global Impact Fund

Supplement dated March 9, 2023 to the Summary Prospectus, dated February 1, 2023

The following information supplements and supersedes any information to the contrary relating to AMG Boston Common Global Impact Fund, a series of AMG Funds I (the “Fund”), contained in the Fund’s Summary Prospectus, dated as noted above.

Effective immediately, the address that appears as the last paragraph of the section entitled “Buying and Selling Fund Shares – Transaction Policies” on page 4 is hereby replaced with the following:

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534426

Pittsburgh, PA 15253-4426

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE